Exhibit 99.5

PSB-SOF (over) PLEASE PRINT CLEARLY AND COMPLETE ALL APPLICABLE SHADED AREAS. READ THE ENCLOSED STOCK ORDER FORM INSTRUCTIONS (BLUE SHEET) AS YOU COMPLETE THIS FORM. SUBSCRIPTION (1) NUMBER OF SHARES (2) TOTAL PAYMENT DUE PRICE PER SHARE X $10.00 = $ .00 Minimum Number of Shares: 25 ($250). Maximum Number of Shares: 30,000 ($300,000). See Stock Order Form Instructions for more information regarding maximum number of shares. (4) METHOD OF PAYMENT – DEPOSIT ACCOUNT WITHDRAWAL The undersigned authorizes withdrawal from the Pioneer Federal deposit account(s) listed below. There will be no early withdrawal penalty applicable for funds authorized on this form. Funds designated for withdrawal must be in the listed account(s) at the time this form is received. IRA and other retirement accounts held at Pioneer Federal and accounts with check-writing privileges may NOT be listed for direct withdrawal below. For Internal Use Only Pioneer Federal Deposit Account Number Withdrawal Amount(s) $ .00 $ .00 Total Withdrawal Amount $ .00 ATTACH A SEPARATE PAGE IF ADDITIONAL SPACE IS NEEDED. (3) METHOD OF PAYMENT – CASH, CHECK OR MONEY ORDER Enclosed is a personal check, bank check or money order, from the purchaser, made payable to PSB Financial, Inc. in the amount of: $ .00 Wire transfers and third party checks will not be accepted for this purchase. Checks and money orders will be cashed upon receipt. Pioneer Federal line of credit checks may not be remitted as payment. Cash will only be accepted at Pioneer Federal’s Dillon office. (5) PURCHASER INFORMATION Subscription Offering. Check the one box that applies, as of the earliest eligibility date, to the purchaser(s) listed in Section 9: a. Members of Pioneer Federal with at least $50 as of the close of business on June 30, 2024. b. Members of Pioneer Federal with at least $50 as of the close of business on December 31, 2025. c. Other Members of Pioneer Federal as of the close of business on March 5, 2026. Community Offering. If (a), (b) or (c) above do not apply to the purchaser(s) listed in Section 9, check the first box that applies to this order: d. You are a resident of Beaverhead or Powell County, Montana. e. You are placing an order in the Community Offering, but (d) above does not apply. ACCOUNT INFORMATION – SUBSCRIPTION OFFERING If you checked box (a), (b) or (c) under ‘‘Subscription Offering,’’ please provide the following information as of the eligibility date under which purchaser(s) listed in Section 9 below qualify in the Subscription Offering: Deposit Account Title (Name(s) on Account) Pioneer Federal Deposit Account Number NOTE: NOT LISTING ALL ELIGIBLE ACCOUNTS, OR PROVIDING INCORRECT OR INCOMPLETE INFORMATION, COULD RESULT IN THE LOSS OF ALL OR PART OF ANY SHARE ALLOCATION. ATTACH A SEPARATE PAGE IF ADDITIONAL SPACE IS NEEDED. (6) MANAGEMENT Check if you are a PSB Financial, Inc. or Pioneer Federal: Director Officer Immediate family member, as defined in the Stock Order Form Instructions (7) MAXIMUM PURCHASER IDENTIFICATION Check here if you, individually or together with others (see Section 8), are subscribing in the Subscription Offering for the maximum purchase allowed and are interested in purchasing more shares if the maximum purchase limitation(s) is/are increased. If you do not check the box, you will not be contacted and resolicited in the event the maximum purchase limitations are increased. (8) ASSOCIATES/ACTING IN CONCERT Check here if you, or any associate or persons acting in concert with you, have submitted other orders for shares in the Subscription Offering. If you check the box, list below all other orders submitted by you or your associates or by persons acting in concert with you. (continued on reverse side of this form) Name(s) listed in Section 9 on other Stock Order Forms Number of shares Name(s) listed in Section 9 on other Stock Order Forms Number of shares (9) STOCK REGISTRATION The name(s) and address that you provide below will be reflected on your stock ownership statement, and will be used for other communications related to this order. Please PRINT clearly and use full first and last name(s), not initials. If purchasing in the Subscription Offering, you cannot add the name(s) of persons/entities who do not have subscription rights or who qualify only in a lower purchase priority than yours. See Stock Order Form Instructions for further guidance. First Name, Middle Initial, Last Name Reporting SSN/ Tax ID No. First Name, Middle Initial, Last Name SSN/Tax ID No. Street Daytime Phone # City State Zip County (Important) Evening Phone # Individual Tenants in Common Uniform Transfers to Minors Act (for reporting SSN, use minor’s) Joint Tenants Corporation Partnership Trust – Under Agreement Dated___________ Other ___________ FOR TRUSTEE/BROKER USE ONLY: IRA (SSN of Beneficial Owner) _____-_____ - _____ (10) ACKNOWLEDGMENT AND SIGNATURE(S) I understand that, to be effective, this form, properly completed, together with full payment, must be received (not postmarked) before 12:00 noon, Mountain time, on April 21, 2026, otherwise this form and all subscription rights will be void. (continued on reverse side of this form) ¨ ORDER NOT VALID UNLESS SIGNED § ONE SIGNATURE REQUIRED, UNLESS SECTION 4 OF THIS FORM INCLUDES ACCOUNTS REQUIRING MORE THAN ONE SIGNATURE TO AUTHORIZE WITHDRAWAL. IF SIGNING AS A CUSTODIAN, TRUSTEE, CORPORATE OFFICER, ETC., PLEASE INCLUDE YOUR FULL TITLE. Signature (title, if applicable) Date Signature (title, if applicable) Date ORDER DEADLINE & DELIVERY: An original Stock Order Form, properly completed, signed and with full payment, must be received (not postmarked) before 12:00 noon, Mountain time, on April 21, 2026. Subscription rights will become void after the deadline. Stock Order Forms can be delivered by paying for overnight delivery to the Stock Information Center address on this form, by mail using the Stock Order Reply Envelope provided or by hand-delivery to Pioneer Federal’s office, located at 32 N. Washington St., Dillon, Montana. Hand-delivered Stock Order Forms will only be accepted at this location. You may not deliver this form to our other office. Do not mail Stock Order Forms to any of Pioneer Federal’s offices. Faxes or copies of this form will not be accepted. For Internal Use Only BATCH #_____________ ORDER #____________ CATEGORY #______________ REC’D__________________________________ C _______________________ STOCK ORDER FORM SEND FEDEX/UPS/DHL OVERNIGHT TO: Stock Information Center c/o Keefe, Bruyette & Woods 305 Madison Ave, 2nd Floor Morristown, NJ 07960 1-877-821-5775

PSB-SOF See Front of Stock Order Form ¨ (8) ASSOCIATES/ACTING IN CONCERT (continued from front of Stock Order Form) Associate – The term “associate” of a person means: (1) any corporation or organization, other than Pioneer Federal, PSB Financial, Inc. or a majority-owned subsidiary of these entities, of which the person is a senior officer, partner or 10% or greater beneficial stockholder; (2) any trust or other estate in which the person has a substantial beneficial interest or serves as a trustee or in a fiduciary capacity excluding any employee stock benefit plan in which the person has a substantial beneficial interest or serves as trustee or in a fiduciary capacity; and (3) any blood or marriage relative of the person, who either resides with the person or who is a director or officer of Pioneer Federal or PSB Financial, Inc. Acting in concert – The term “acting in concert” means: (1) knowing participation in a joint activity or parallel action towards a common goal whether or not pursuant to an express agreement; or (2) a combination or pooling of voting or other interests in the securities of an issuer for a common purpose pursuant to any contract, understanding, relationship, agreement, or other arrangement, whether written or otherwise. In general, a person or company that acts in concert with another person or company (“other party”) will also be deemed to be acting in concert with any person or company who is also acting in concert with that other party, except that any tax-qualified employee stock benefit plan will not be deemed to be acting in concert with its trustee or a person who serves in a similar capacity solely for the purpose of determining whether common stock held by the trustee and common stock held by the employee stock benefit plan will be aggregated. Our directors are not treated as associates of each other solely because of their membership on the Board of Directors. We have the right to determine, in our sole discretion, whether purchasers are associates or acting in concert. Persons having the same address or exercising subscription rights through qualifying accounts registered to the same address generally will be assumed to be associates of and acting in concert with, each other. Please see the Prospectus section entitled “The Conversion and Stock Offering – Limitations on Common Stock Purchases” for more information on purchase limitations. (10) ACKNOWLEDGMENT AND SIGNATURE(S) (continued from front of Stock Order Form) I agree that, after receipt by PSB Financial, Inc., this Stock Order Form may not be modified or canceled without PSB Financial, Inc.’s consent, and that if withdrawal from a deposit account has been authorized, the authorized amount will not otherwise be available for withdrawal. Under penalty of perjury, I certify that (1) the Social Security Number or Tax ID information and all other information provided hereon are true, correct and complete, (2) I am purchasing shares solely for my own account and that there is no agreement or understanding regarding the sale or transfer of such shares, or my right to subscribe for shares, and (3) I am not subject to backup withholding tax [cross out (3) if you have been notified by the IRS that you are subject to backup withholding . I acknowledge that my order does not conflict with the overall purchase limitation of $600,000 or 5% of common stock in all categories of the offering combined, for any person or entity, together with any associate or group of persons acting in concert, as set forth in the plan of conversion and the Prospectus dated March 16, 2026. Subscription rights pertain to those eligible to subscribe in the Subscription Offering. Subscription rights are only exercisable by completing and submitting an original Stock Order Form, with full payment for the shares subscribed for. Federal regulations prohibit any person from transferring or entering into any agreement directly or indirectly to transfer the legal or beneficial ownership of subscription rights, or the underlying securities, to the account of another. I ACKNOWLEDGE THAT THE SHARES OF COMMON STOCK ARE NOT DEPOSITS OR SAVINGS ACCOUNTS AND ARE NOT INSURED OR GUARANTEED BY PIONEER FEDERAL, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENT. If anyone asserts that the shares of common stock are federally insured or guaranteed, or are as safe as an insured deposit, I should call the Federal Reserve. I further certify that, before subscribing for shares of the common stock of PSB Financial, Inc., I received the Prospectus dated March 16, 2026, and I have read the terms and conditions described in the Prospectus, including disclosure concerning the nature of the security being offered and the risks involved in the investment, described by PSB Financial, Inc. in the “Risk Factors” section. Risks include, but are not limited to the following: Risks Relating to Our Strategy 1. We may not be able to successfully execute our strategic plan. Risks Related to Our Lending Activities 2. Our concentration in residential mortgage loans — particularly one- to four-family residential mortgage loans — exposes us to lending risks. 3. Our concentration in residential mortgage loans exposes us to risks related to residential mortgage loan demand, interest rates and real estate markets. 4. Our commercial real estate loans involve credit risks that could adversely affect our financial condition and results of operations. 5. The geographic concentration of our loan portfolio and lending activities makes us vulnerable to a downturn in the local economy. 6. If our allowance for credit losses is not sufficient to cover actual credit losses, our earnings could decrease. 7. We are subject to environmental liability risk associated with lending activities or properties we own. Risks Related to Market Interest Rates 8. Prevailing high market interest rates have reduced, and may continue to reduce, our profits and asset values. Risks Related to Laws and Regulations 9. Changes in laws and regulations and the cost of regulatory compliance with new laws and regulations may adversely affect our operations and/or increase our costs of operations. 10. Failure to comply with the USA PATRIOT Act, Bank Secrecy Act, or other laws and regulations could result in fines or sanctions. 11. Monetary policies and regulations of the Federal Reserve Board could adversely affect our business, financial condition and results of operations. 12. We are an “emerging growth company,” and any decision on our part to comply with certain reduced reporting and disclosure requirements applicable to emerging growth companies could make our common stock less attractive to investors. 13. We are also a “smaller reporting company,” and even if we no longer qualify as an emerging growth company, any decision on our part to comply with certain reduced reporting and disclosure requirements applicable to smaller reporting companies could make our common stock less attractive to investors. Risks Related to Economic Conditions 14. Inflation can have an adverse impact on our business and on our customers. 15. We have a high concentration of loans secured by real estate in our market area. Adverse economic conditions, both generally and in our market area, could adversely affect our financial condition and results of operations. 16. A worsening of economic conditions could reduce demand for our products and services and/or increase our level of nonperforming loans, which could adversely affect our financial condition and results of operations. 17. The soundness of other financial institutions could adversely affect us. Risks Related to Our Funding 18. If we are unable to generate core deposits, we may be required to rely more heavily on wholesale funding strategies for funding and liquidity needs, which could have an adverse effect on our profitability. 19. Our funding sources may prove insufficient to replace deposits at maturity and support our future growth. Risks Related to Competitive Matters 20. Strong competition within our market area may limit our growth and profitability. 21. Our small size makes it more difficult for us to compete. 22. The grant of bank charters and special purpose charters by the Office of the Comptroller of the Currency to fintech companies could present a market risk to us. Risks Related to Operational Matters 23. We depend on our management team and other key employees to implement our business strategy and execute successful operations and we could be harmed by the loss of their services. 24. We face significant operational risks because of our reliance on technology. Our information technology systems may be subject to failure, interruption or security breaches. 25. Our transition to a new main data processing platform, which is scheduled for 2026, could significantly disrupt the continuity of our banking services including branch, telephone, online and mobile banking. 26. We outsource critical operations to third-party service providers. Systems failures, interruptions and cybersecurity breaches could have a material adverse effect on us. 27. Our Board of Directors relies to a large degree on management and outside consultants in overseeing cybersecurity risk management. 28. Technology has lowered barriers to entry and made it possible for non-banks to offer products and services that traditionally were banking products, and made it possible for technology companies to compete with financial institutions in providing electronic, internet-based, and mobile phone-based financial solutions. 29. We may not be able to successfully implement future information technology system enhancements, or such implementations could be delayed materially, which could adversely affect our business operations and profitability. 30. We are a community bank and our ability to maintain our reputation is critical to the success of our business. The failure to do so may materially adversely affect our performance. 31. The cost of additional finance and accounting systems, procedures and controls in order to satisfy our new public company reporting requirements will substantially increase our expenses. 32. We are subject to litigation risk, and any pending or potential litigation may have an adverse effect on our business, financial condition and results of operations. 33. Acquisition and other growth-driven transactions and initiatives involve execution, financial and other risks. Risks Related to Accounting Matters 34. Changes in management’s estimates and assumptions may have a material impact on our financial statements and our financial condition or operating results. 35. Changes in accounting standards could affect reported earnings. Risks Related to the Stock Offering 36. We will have a relatively high capital level after the completion of the stock offering and conversion. We expect our return on equity to be low following the stock offering and conversion, which could negatively affect the trading price of our shares of common stock. 37. The future price of our shares of common stock may be less than the $10.00 purchase price per share in the stock offering. 38. There will be a limited trading market in our common stock, which could hinder your ability to sell our common stock and may lower the market price of the stock. 39. You may not be able to sell your shares of common stock until you have received a statement reflecting ownership of shares, which will affect your ability to take advantage of any changes in the stock price immediately following the stock offering. 40. A significant percentage of our common stock will be held by our directors and executive officer and benefit plans. 41. We have broad discretion in using the net proceeds of the stock offering. Our failure to effectively deploy the net proceeds may have an adverse effect on our financial performance. 42. Our stock-based benefit plans will increase our expenses and reduce our income. 43. We have not determined when we will adopt one or more new stock-based benefit plans. Stock-based benefit plans adopted more than 12 months following the completion of the conversion may exceed regulatory restrictions on the size of stock-based benefit plans adopted within 12 months, which would further increase our costs. 44. The implementation of stock-based benefit plans may dilute your ownership interest. 45. Our stock value may be negatively affected by applicable regulations that restrict stock repurchases. 46. Various factors may make takeover attempts more difficult to achieve. 47. Our articles of incorporation provide that, subject to limited exception, state and federal courts in the State of Maryland are the sole and exclusive forum for certain stockholder litigation matters, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, and other employees. 48. You may not revoke your decision to purchase PSB Financial common stock in the subscription offering or in any community offering after you send us your stock order form. 49. The distribution of subscription rights could have adverse income tax consequences. By executing this form, the investor is not waiving any rights under federal or state securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934. STOCK ORDER FORM – SIDE 2

PSB-SOI (over) PSB FINANCIAL, INC. STOCK INFORMATION CENTER: 1-877-821-5775 STOCK ORDER FORM INSTRUCTIONS – SIDE 1 Sections (1) and (2) – Number of Shares and Total Payment Due. Indicate the Number of Shares that you wish to subscribe for and the Total Payment Due. Calculate the Total Payment Due by multiplying the Number of Shares by the $10.00 price per share. The minimum purchase is 25 shares ($250). The maximum allowable purchase by an individual, or individuals on a single qualifying account held jointly is 30,000 shares ($300,000). Further, no person or entity, together with any associate or group of persons acting in concert, may purchase more than 60,000 shares ($600,000) or 5% of common stock in all categories of the offering combined. Please see the Prospectus section entitled “The Stock Offering and Conversion” – Limitations on Common Stock Purchases” for more specific information. By signing this form, you are certifying that your order does not conflict with these purchase limitations. Section (3) – Method of Payment – Cash, Check or Money Order. Payment may be made by including with this form a personal check, bank check or money order, from the purchaser, made payable to PSB Financial, Inc. Cash will only be accepted at Pioneer Federal’s office, located at 32 N. Washington St., Dillon, Montana and will be converted to a bank check. These will be deposited upon receipt. The funds remitted by personal check must be available within the account(s) when your Stock Order Form is received. Indicate the amount remitted. Interest will be calculated at 0.77% per annum from the date payment is processed until the stock offering is completed, at which time a subscriber will be issued a check for interest earned. Please do not mail cash. Pioneer Federal line of credit checks, wire transfers or third party checks will not be accepted for this purchase. Section (4) – Method of Payment – Deposit Account Withdrawal. Payment may be made by authorizing a direct withdrawal from your Pioneer Federal deposit account(s). Indicate the account number(s) and the amount(s) you wish withdrawn. Attach a separate page, if necessary. Funds designated for withdrawal must be available within the account(s) at the time this Stock Order Form is received. Upon receipt of this order, we will place a hold on the amount(s) designated by you — the funds will be unavailable to you for withdrawal thereafter. The funds will continue to earn interest within the account at the contractual rate until the stock offering and conversion are completed. There will be no early withdrawal penalty for withdrawal from a Pioneer Federal certificate of deposit (CD) account. You may not designate accounts with check-writing privileges. Please submit a check instead. If you request direct withdrawal from such accounts, we reserve the right to interpret that as your authorization to treat those funds as if we had received a check for the designated amount, and we will immediately withdraw the amount from your checking account(s). Additionally, you may not designate direct withdrawal from a Pioneer Federal IRA or other retirement accounts. For guidance on using retirement funds, whether held at Pioneer Federal or elsewhere, please contact the Stock Information Center promptly — preferably at least two weeks before the April 21, 2026 offering deadline. See the Prospectus section entitled “The Stock Offering and Conversion” – Procedure for Purchasing Shares in the Subscription Offering and any Community Offering – Using Individual Retirement Account Funds.” Your ability to use retirement account funds to purchase shares cannot be guaranteed and depends on various factors, including timing constraints and the institution where those funds are currently held. Section (5) – Purchaser Information. Please check the one box that applies to the purchaser(s) listed in Section 9 of this form. Purchase priorities in the Subscription Offering are based on eligibility dates. Boxes (a), (b) and (c) refer to the Subscription Offering. If you checked box (a), (b) or (c), list all Pioneer Federal deposit account numbers that the purchaser(s) had ownership in as of the applicable eligibility date. Include all forms of account ownership (e.g., individual, joint, IRA, etc.). If purchasing shares for a minor, list only the minor’s eligible accounts. If purchasing shares for a corporation or partnership, list only that entity’s eligible accounts. Attach a separate page, if necessary. Failure to complete this section, or providing incorrect or incomplete information, could result in a loss of part or all of your share allocation in the event of an oversubscription. Boxes (d) and (e) refer to the Community Offering. Orders placed in the Subscription Offering will take priority over orders placed in the Community Offering. See the Prospectus section entitled “The Stock Offering and Conversion” for further details about the Subscription and Community Offerings. Section (6) – Management. Check the box if you are a Pioneer Federal or PSB Financial, Inc. director, officer or a member of their immediate family. “Immediate family” includes spouse, parents, siblings and children who live in the same house as the director or officer. Section (7) – Maximum Purchaser Identification. Check the box, if applicable. Failure to check the box will result in you not receiving notification in the event the maximum purchase limit(s) is/are increased. If you checked the box but have not subscribed for the maximum amount in the Subscription Offering, you will not receive this notification. Section (8) – Associates/Acting in Concert. Check the box, if applicable, and provide the requested information. Attach a separate page if necessary. Section (9) – Stock Registration. Clearly PRINT the name(s) in which you want the shares registered and the mailing address for all correspondence related to your order, including a stock ownership statement. Each Stock Order Form will generate one stock ownership statement, subject to the stock allocation provisions described in the Prospectus. IMPORTANT: Subscription rights are non-transferable. If placing an order in the Subscription Offering, you cannot add the names of persons/entities who do not have subscription rights or who qualify only in a lower purchase priority than yours. A Social Security Number or Tax ID Number must be provided. The first number listed will be identified with the stock for tax reporting purposes. Listing at least one phone number is important in the event we need to contact you about this form. NOTE FOR FINRA MEMBERS: If you are a member of the Financial Industry Regulatory Authority (“FINRA”), or a person affiliated or associated with a FINRA member, you may have additional reporting requirements. Please report this subscription in writing to the applicable department of the FINRA member firm within one day of payment thereof.

PSB-SOI PSB FINANCIAL, INC. STOCK INFORMATION CENTER: 1-877-821-5775 STOCK ORDER FORM INSTRUCTIONS – SIDE 2 Form of Stock Ownership. For reasons of clarity and standardization, the stock transfer industry has developed uniform stockholder registrations for issuance of stock ownership statements. Beneficiaries may not be named on stock registrations. If you have any questions on wills, estates, beneficiaries, etc., please consult your legal advisor. When registering stock, do not use two initials — use the full first name, middle initial and last name. Omit words that do not affect ownership such as “Dr.” or “Mrs.” Check the one box that applies. Buying Stock Individually – Used when shares are registered in the name of only one owner. To qualify in the Subscription Offering, the individual named in Section 9 of the Stock Order Form must have been an eligible depositor at Pioneer Federal as of the close of business on June 30, 2024, December 31, 2025 or March 5, 2026. Buying Stock Jointly – To qualify in the Subscription Offering, each of the persons named in Section 9 of the Stock Order Form must have been an eligible depositor at Pioneer Federal as of the close of business on June 30, 2024, December 31, 2025 or March 5, 2026. Joint Tenants – Joint Tenancy (with Right of Survivorship) may be specified to identify two or more owners where ownership is intended to pass automatically to the surviving tenant(s). All owners must agree to the sale of shares. Tenants in Common – May be specified to identify two or more owners where, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All owners must agree to the sale of shares. Buying Stock for a Minor – Shares may be held in the name of a custodian for a minor under the Uniform Transfer to Minors Act. To qualify in the Subscription Offering, the minor (not the custodian) named in Section 9 of the Stock Order Form must have been an eligible depositor at Pioneer Federal as of the close of business on June 30, 2024, December 31, 2025 or March 5, 2026. The standard abbreviation for custodian is “CUST.” The Uniform Transfer to Minors Act is “UTMA.” Include the state abbreviation. For example, stock held by John Smith as custodian for Emma Smith under the MT Uniform Transfer to Minors Act, should be registered as John Smith CUST Emma Smith UTMA-MT (list only the minor’s social security number). Buying Stock for a Corporation/Partnership – On the first name line indicate the name of the corporation or partnership and indicate the entity’s Tax ID Number for reporting purposes. To qualify in the Subscription Offering, the corporation or partnership named in Section 9 of the Stock Order Form must have been an eligible depositor at Pioneer Federal as of the close of business on June 30, 2024, December 31, 2025 or March 5, 2026. Buying Stock in a Trust/Fiduciary Capacity – Indicate the name of the fiduciary and the capacity under which the fiduciary is acting (for example, “Executor”), or name of the trust, the trustees and the date of the trust. Indicate the Tax ID Number to be used for reporting purposes. To qualify in the Subscription Offering, the entity named in Section 9 of the Stock Order Form must have been an eligible depositor at Pioneer Federal as of the close of business on June 30, 2024, December 31, 2025 or March 5, 2026. Buying Stock in a Self-Directed IRA (for trustee/broker use only) – Registration should reflect the custodian or trustee firm’s registration requirements. For example, on the first name line, indicate the name of the brokerage firm, followed by CUST or TRUSTEE. On the second name line, indicate the name of the beneficial owner (for example, “FBO JOHN SMITH IRA”). You can indicate an account number or other underlying information and the custodian or trustee firm’s address and department to which all correspondence should be mailed related to this order, including a stock ownership statement. Indicate the TAX ID Number under which the IRA account should be reported for tax purposes. To qualify in the Subscription Offering, the beneficial owner named in Section 9 of this form must have been an eligible depositor at Pioneer Federal as of the close of business on June 30, 2024, December 31, 2025 or March 5, 2026. Section (10) – Acknowledgment and Signature(s). Sign and date the Stock Order Form where indicated. Before you sign, please carefully review the information you provided and read the acknowledgment. Verify that you have printed clearly and completed all applicable shaded areas on the Stock Order Form. Only one signature is required, unless any account listed in Section 4 requires more than one signature to authorize a withdrawal. Please read the Prospectus carefully before making an investment decision. Deliver your completed original Stock Order Form, with full payment or deposit account withdrawal authorization, so that it is received (not postmarked) before 12:00 noon, Mountain time, on April 21, 2026. Stock Order Forms can be delivered by paying for overnight delivery to the Stock Information Center address on the front of the Stock Order Form, by using the enclosed postage paid Stock Order Reply Envelope or by hand-delivery to Pioneer Federal’s office, located at 32 N. Washington St., Dillon, Montana. Hand-delivered Stock Order Forms will only be accepted at this location. You may not deliver this from to our other office. Please do not mail Stock Order Forms to any of Pioneer Federal’s offices. We are not required to accept Stock Order Forms that are found to be deficient or incorrect, or that do not include proper payment or the required signature. Faxes or copies of this form will not be accepted. OVERNIGHT DELIVERY can be made to the Stock Information Center address provided on the front of the Stock Order Form. QUESTIONS? Call our Stock Information Center at 1-877-821-5775, from 9:00 a.m. to 3:00 p.m., Mountain time, Monday through Friday. The Stock Information Center will be closed on bank holidays.